Exhibit 99
                       MBNA CORPORATION AND SUBSIDIARIES
                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                             For the Three Months       For the Nine Months
                              Ended September 30,        Ended September 30,
                              2000          1999         2000          1999
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                                               (unaudited)
INCOME STATEMENT DATA FOR THE PERIOD:

Net interest income....... $   275,034  $   209,021   $   826,418  $   702,863
Provision for possible
 credit losses............     113,283      105,020       302,430      319,240
Other operating income....   1,326,150    1,118,307     3,630,557    3,050,569
Other operating expense...     892,183      751,413     2,718,832    2,295,809
  Net income..............     368,749      291,484       888,706      704,659

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PER COMMON SHARE DATA FOR THE PERIOD:

Earnings(a)............... $       .44  $       .36   $      1.08  $       .87
Earnings-assuming
 dilution(a)..............         .43          .34          1.05          .83
Dividends.................         .08          .07           .24          .21
Book value................        7.13         4.68

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RATIOS:

Return on average total
 assets...................        4.38%        4.02%         3.70%        3.39%
Return on average
 stockholders' equity.....       27.56        30.15         25.65        25.67
Average receivables to
 average deposits.........       84.61        82.92         87.41        86.93
Stockholders' equity to
 total assets.............       17.30        13.42

Loan Portfolio:
  Delinquency(b)..........        3.94         4.00
  Net credit losses.......        2.19         2.98          2.19         2.72

Managed Loans(c):
  Delinquency.............        4.65         4.67
  Net credit losses.......        3.88         4.34          3.96         4.37
  Net interest margin(d)..        7.10         7.33          7.10         7.54

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                       MBNA CORPORATION AND SUBSIDIARIES
                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                             For the Three Months       For the Nine Months
                              Ended September 30,        Ended September 30,
                              2000          1999         2000          1999
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                                               (unaudited)
MANAGED LOAN DATA(c):

At Period End:
  Loans held for
   securitization......... $ 6,991,585  $ 5,815,060
  Loan portfolio..........  11,053,165    8,875,364
  Securitized loans.......  66,626,693   52,662,759
                           -----------  -----------
    Total managed loans... $84,671,443  $67,353,183
                           ===========  ===========

Average for the Period:
  Loans held for
   securitization......... $ 7,900,917  $ 4,322,598   $ 8,334,336  $ 3,917,198
  Loan portfolio..........   9,767,282    9,771,086     9,105,162   10,403,686
  Securitized loans.......  60,120,484   51,512,620    57,190,189   48,282,248
                           -----------  -----------   -----------  -----------
    Total managed loans... $77,788,683  $65,606,304   $74,629,687  $62,603,132
                           ===========  ===========   ===========  ===========
For the Period:
  Sales and cash advance
   volume................. $31,449,996  $27,745,666   $90,809,143  $75,305,998

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BALANCE SHEET DATA AT PERIOD END:

Investment securities and
 money market instruments. $ 5,599,474  $ 6,778,901
Loans held for
 securitization...........   6,991,585    5,815,060

Credit card loans.........   7,994,814    7,104,049
Other consumer loans......   3,058,351    1,771,315
                           -----------  -----------
  Total loans.............  11,053,165    8,875,364
Reserve for possible
 credit losses............    (428,925)    (328,095)
                           -----------  -----------
  Net loans...............  10,624,240    8,547,269

Total assets..............  36,344,519   29,547,080
Total deposits............  21,594,846   17,624,369
Stockholders' equity......   6,289,240    3,966,163
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                       MBNA CORPORATION AND SUBSIDIARIES
                             FINANCIAL HIGHLIGHTS
               (dollars in thousands, except per share amounts)

                             For the Three Months       For the Nine Months
                              Ended September 30,        Ended September 30,
                              2000          1999         2000          1999
------------------------------------------------------------------------------
                                               (unaudited)
AVERAGE BALANCE SHEET DATA:

Investment securities and
 money market instruments. $ 5,484,148  $ 5,457,428   $ 4,976,387  $ 5,618,592
Loans held for
 securitization...........   7,900,917    4,322,598     8,334,336    3,917,198

Credit card loans.........   7,051,176    8,053,465     6,537,992    8,314,658
Other consumer loans......   2,716,106    1,717,621     2,567,170    2,089,028
                           -----------  -----------   -----------  -----------
  Total loans.............   9,767,282    9,771,086     9,105,162   10,403,686
Reserve for possible
 credit losses............    (375,600)    (327,877)     (367,033)    (290,067)
                           -----------  -----------   -----------  -----------
  Net loans...............   9,391,682    9,443,209     8,738,129   10,113,619

Total assets..............  33,457,198   28,779,036    32,101,022   27,811,533
Total deposits............  20,880,994   16,997,305    19,950,421   16,474,678
Stockholders' equity......   5,322,244    3,835,340     4,628,491    3,669,629
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Weighted average common
 shares outstanding
 (000)....................     826,310      801,890       810,053      800,756
Weighted average common
 shares outstanding and
 common stock equivalents
 (000)....................     854,672      838,608       835,213      837,436
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NOTES:
(a)Earnings per common share is computed using net income applicable to common stock and weighted average common shares outstanding, whereas earnings per common share-assuming dilution includes the potential dilutive effect of common stock equivalents. The Corporation's common stock equivalents are solely related to employee stock options. The Corporation has no other common stock equivalents.
(b) Loan portfolio delinquency does not include loans held for securitization or securitized loans.
(c) Managed loans include the Corporation's loans held for securitization, loan portfolio, and securitized loans.
(d) Managed net interest margin is presented on a fully taxable equivalent basis.